Exhibit 10.12.2

SECOND AMENDMENT TO THE SUPPLY AGREEMENT
BY AND BETWEEN
SERACARE LIFE SCIENCES, INC. AND HUMACYTE, INC.

This amendment to the Supply Agreement (the “Second Amendment”) is made and entered into as of March 24, 2021 (the “2nd Amendment Effective Date”), by and between SeraCare Life Sciences, Inc. (“Supplier”) and Humacyte, Inc. (“Purchaser”). Capitalized terms used but not defined herein shall have the meaning given to them in that certain Supply Agreement, dated January 9, 2014, as amended October 12, 2018 (“First Amendment”) by and between Supplier and Purchaser (together the “Supply Agreement”), and terms defined herein shall be used in the Supply Agreement as amended hereby with the same meanings given to them herein.

WHEREAS, Supplier and Purchaser previously entered into the Supply Agreement, pursuant to which Supplier agreed to supply to Purchaser, and Purchaser agreed to purchase from Supplier, the Products, subject to the further terms and conditions set forth therein; and

WHEREAS, Purchaser intends to seek FDA registration for a certain device; and

WHEREAS, in anticipation of said FDA registration the Parties executed the above referenced First Amendment; and

WHEREAS, the Parties desire to amend certain terms and conditions of the Supply Agreement in furtherance of their ongoing commercial relationship;

NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained, and each act performed hereunder by the Parties, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.	Section 17.1 of the Supply Agreement is hereby amended and restated in its entirety as follows:

“The Term of this Supply Agreement (the “Term”) will commence on the Effective Date and will continue for four (4) years beyond the date that Purchaser receives FDA registration approval, unless earlier terminated or extended as provided for herein. The Term will automatically be extended for successive one (1) year periods (“Renewals”) unless, at least eighteen (18) months prior to the beginning of the relevant period, either Party delivers to the other written notice that it does not wish the Term of this Supply Agreement to be so extended.”

2.	Section 5.9.1 of the Supply Agreement as amended is hereby deleted and restated in its entirety as follows:

“No later than [***] Supplier will establish a backup facility.

3.	In the event that Purchaser chooses an alternate product for purchase, including without limitation [***], it shall be considered Custom Product in accordance with Section 5.8 of the Supply Agreement and further, shall fall within the Product Scope set forth in Section 2 of the Supply Agreement. Prices for such alternative product are provided in the attached Exhibit C. Should Purchaser choose an alternative product other than [***], pricing shall be negotiated in good faith and agreed upon by the Parties. For the avoidance of any doubt Purchaser shall be obligated to purchase [***] of Purchaser’s need of Product during each Calendar Year of the Term. In the event that Purchaser chooses an alternate product as stated above, Purchaser shall be obligated to purchase [***] of Purchaser’s need of such Custom Product until such time as Purchaser receives FDA registration approval and for the first Calendar Year post approval, [***] during the second and third Calendar Years post approval, and [***] during the fourth Calendar Year post approval. However, this obligation shall not apply to the Renewals.

4.	Exhibit C of the Agreement is hereby deleted and replaced with the amended Exhibit C attached to this Second Amendment.

5.	Section 3 of the Supply Agreement is hereby amended and restated in its entirety as follows:

Pricing. The prices for the Products set forth on Exhibit C, as attached hereto, will apply as of the Second Amendment Effective Date and continue through [***]. Thereafter the price remains the same and may only be modified in the event that Supplier’s costs of Custom Product goods sold, as applicable, either increases or decreases by [***] ([***]%) percent or more in which case such increase or decrease shall be applied to then current prices as applicable. Furthermore, should the annualized percentage change in Consumer Price Index (CPI) – U.S. All items Less Food and Energy at https://www.bls.gov/cpi/ for the previous 12-month period change by [***] ([***]%) percent or more, Supplier may also increase or decrease the price accordingly at a maximum of [***]%. For the avoidance of any doubt, an annual Review of pricing shall occur on an annual basis after [***] and will take place at least ninety (90) days prior to the end of [***].

The total volume of all Products and Custom Products purchased annually on a Calendar Year basis shall be combined to determine the appropriate pricing tier for said Products and Custom Products purchased under the Agreement. Furthermore, the appropriate pricing tier shall be set by Purchaser’s submission of its annual forecast in accordance with Section 5.1.2 hereof, [***] ([***]%) percent of which is binding. The Parties agree that such [***] percent ([***]%) forecast accuracy amount shall set the appropriate pricing tier for the Calendar Year for which the forecast applies. Should Purchaser purchase an amount in excess of said [***] percent ([***]%) forecast accuracy in said Calendar Year, and should said excess elevate the price to the next level pricing tier, Supplier shall provide Purchaser with a rebate of the difference between what Purchaser paid for Products and Customer Products in said Calendar Year and what it would have paid at the next tiered pricing. Rebates shall be paid within sixty (60) days from the end of the applicable Calendar Year.

6.	Purchaser wishes to qualify an alternative back-up supplier to supply [***]% of Purchaser’s Product requirement in accordance with Section 2 of the Supply Agreement as amended by the First Amendment. To that end, Supplier agrees to grant Purchaser, for the Term of the Supply Agreement, the rights to use applicable Product container assemblies (carboys and bags) specifications, as needed by such alternate supplier to produce the Products, for no more than [***]% of Purchaser’s annual Product requirements. Should Purchaser seek to purchase more than [***]% of its need from said alternate supplier the rights granted herein shall be immediately revoked and any further use of the specification shall be an explicit infringement of Supplier’s proprietary rights. Additionally, in the event that Purchaser orders less than [***]% of its Product Requirements from Supplier, Purchaser shall pay Supplier the additional amount it would have owed had Purchaser purchased said [***]%. This obligation shall end upon the effective date of the first Renewal and all container assemblies (carboys and bags) specifications shall become common property with joint ownership by both the Purchaser and the Supplier.

7.	On no less than [***] prior written notice or such shorter notice as may be otherwise agreed, such agreement not to be unreasonably withheld or delayed, Supplier may request an audit of Purchaser’s records during normal business hours to ensure compliance with the terms of Section 6 above. Following receipt of such notice, Purchaser shall permit Supplier or its representative (provided such representative has entered into a confidentiality agreement in a form reasonably acceptable to Purchaser) to have access, to satisfy itself that the terms of this Agreement are being adhered to.

8.	Section 5.1.2 is hereby deleted in its entirety and replaced with the following:

“Not later than [***] prior to the start of each Calendar Year, Purchaser shall submit to Supplier a forecast showing the aggregate number of units of each Product that Purchaser requires to be supplied by Supplier to Purchaser for the applicable Calendar Year. Such forecasted amounts shall become binding on the Parties upon Supplier’s acceptance thereof. The Parties agree that Purchaser has met its binding obligations under this Section 5.1.2 with an annual forecast accuracy of [***] percent ([***]%) or better during the applicable Calendar Year. For the avoidance of doubt, in the event that Purchaser purchases less than the forecast accuracy set forth in the preceding sentence, the Supplier shall invoice Purchaser for [***], and Purchaser shall reimburse Supplier within [***] of receiving such invoice. Should either Party notify the other of its intent not to extend the Term of the Agreement per the terms of Section 17.1, the binding forecast accuracy of the final Calendar Year of the Agreement shall be [***] percent ([***]%). The provisions of this Section 5.1.2 are in addition to, and not by way of limitation of, the provisions of Section 5.1.1.”

9.	Except as modified by this Amendment, the terms of the Supply Agreement shall remain in effect. In the event of any conflict between the terms of this Amendment and the terms of the Supply Agreement, this Amendment shall control. The provisions of Article 18 of the Supply Agreement shall apply in respect of this Amendment mutatis mutandis as though set forth in full herein.

10.	For clarity, nothing in this Amendment shall affect the continued force and effect of the provisions of that certain letter agreement, dated June 20, 2018, between the Parties, the terms of which shall continue in full force and effect.

IN WITNESS WHEREOF, each of the Parties hereto has caused this Amendment to be executed on its behalf by its officers thereunder duly authorized to be effective as of the Amendment Effective Date.

SERACARE LIFE SCIENCES, INC.		HUMACYTE, INC.

By:	/s/ Authorized Signatory	By:	/s/ Douglas Blankenship
	Name:		Name:	Douglas Blankenship
	Title:		Title:	Chief Financial Officer

			Date:	25 March 2021

EXHIBIT C

2021 Pricing

Annual Liters	Material #	Product Description	Price per Container
	[***]	[***]	[***] [***]
0- 11,999	[***]	[***]	[***] [***]
	[***]	[***]	[***] [***]
	[***]	[***]	[***] [***]
Annual Liters	Material #	Product Description	Price per Container
	[***]	[***]	[***] [***]
12,000 - 17,999	[***]	[***]	[***] [***]
	[***]	[***]	[***] [***]
	[***]	[***]	[***] [***]
Annual Liters	Material #	Product Description	Price per Container
-			-
	[***]	[***]	[***] [***]
18,000 - 23,999	[***]	[***]	[***] [***]
	[***]	[***]	[***] [***]
	[***]	[***]	[***] [***]
Annual Liters	Material #	Product Description	Price per Container
-			-
	[***]	[***]	[***] [***]
24,000+	[***]	[***]	[***] [***]
	[***]	[***]	[***] [***]
	[***]	[***]	[***] [***]

2021 ALTERNATIVE CUSTOM PRODUCT PRICING

ANNUAL LITERS	Custom Product, starting material	Price per Liter

0- 11,999	[***]	[***] [***]
	[***]	[***] [***]
	[***]	[***] [***]

12,000 - 17,999	[***]	[***] [***]
	[***]	[***] [***]
	[***]	[***] [***]

18,000 - 23,999	[***]	[***] [***]
	[***]	[***] [***]
	[***]	[***] [***]

24,000+	[***]	[***] [***]
	[***]	[***] [***]
	[***]	[***] [***]